Goldman Sachs Funds

GROWTH OPPORTUNITIES FUND

Annual Report August 31, 2000

Long-term capital growth

potential from a diversified

portfolio of equity securities.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Market Overview

Dear Shareholder:

During the period under review the financial markets experienced a dramatic increase in volatility. However, investors who stayed the course were generally rewarded for their disciplined approach, as many sectors of the market generated solid returns.

  Market Review: Increased Volatility and a Dramatic Correction — For the one-year reporting period that ended August 31, 2000, the U.S. stock market, as measured by the S&P 500 Index, appreciated 16.32%. However, this masked the volatile nature of the market. During the first half of the reporting period the markets rose, however the vast majority of the gains were generated by large cap growth and technology-related stocks. Then, in mid-March, the markets abruptly corrected due to continued strong economic growth, inflationary pressures and rising interest rates.

  While a range of stocks were negatively impacted by the correction, technology issues experienced the brunt of the decline. At one point the technology-heavy Nasdaq composite was down 37% from its peak. While the Nasdaq posted a one-year return of 45.93% for the period ended August 31, 2000, this was largely due to the strong performance of technology stocks late in 1999 and in the summer of 2000. However, by the end of the reporting period the Nasdaq was still off 19% from its peak. In contrast, the S&P 500 Index, which also fell during the middle of the period, recovered to the point that it was again nearing its record high by the end of August.

  Indications of Slower Economic Growth — After a series of six short-term interest rate hikes by the Federal Reserve Board (the “Fed”) to slow economic growth, the economy finally began to show signs of moderating during the summer. As such, the Fed left rates unchanged during both its June and August meetings. With the presidential election nearing, it’s now unlikely that the Fed will move to raise rates again before year-end.

  Market Outlook: More Moderate Growth — Looking ahead, we remain cautiously optimistic about the near term prospects for the U.S equity market. Reasonable growth in the U.S., stronger demand growth outside of the U.S. (particularly in Asia), and continued productivity gains would be a combination of factors that would be quite beneficial to equities. However, we do not anticipate the 20-30% gains the stock market has provided over the past several years. As such, we believe it’s important for investors to maintain realistic expectations about their investment returns, and to maintain a long-term focus for their portfolios.

  As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

  Sincerely,

David B. Ford	David W. Blood
Co-Head, Goldman Sachs Asset Management	Co-Head, Goldman Sachs Asset Management
September 15, 2000

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Fund Basics

as of August 31, 2000

PERFORMANCE REVIEW

August 31, 1999–August 31, 2000	Fund Total Return (without sales charge)[1]	S&P MidCap 400 Index[2]

Class A	95.73%	39.75%
Class B	94.27	39.75
Class C	94.43	39.75
Institutional	96.67	39.75
Service	95.41	39.75

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.
2 The unmanaged S&P MidCap 400 Index (with dividends reinvested) figures do not reflect any fees or expenses.
  In addition, investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNs[3]

For the period ended 6/30/00	Class A	Class B	Class C	Institutional	Service

One Year	61.01%	65.30%	68.14%	71.10%	70.10%
Since Inception	62.35	67.18	69.55	71.46	70.56
(5/24/99)

3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 8/31/00

Holding	% of Total Net Assets	Line of Business

Sungard Data Systems, Inc.	1.9%	Information Services
Crown Castle International Corp.	1.9	Wireless
Ambac Financial Group, Inc.	1.9	Property Insurance
Amphenol Corp.	1.8	Electrical Equipment
Intuit, Inc.	1.8	Computer Software
Harrah’s Entertainment, Inc.	1.7	Hotels
Harman International Industries, Inc.	1.6	Consumer Durables
Sanmina Corp.	1.6	Electrical Equipment
Insight Communications, Inc.	1.6	Media
Triton PCS Holdings, Inc.	1.6	Wireless

The top 10 holdings may not be representative of the Fund’s future investments.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Performance Overview

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Growth Opportunities Fund for the one year period that ended August 31, 2000.

Performance Review

Over the one-year period that ended August 31, 2000, the Fund’s Class A, B, C, Institutional and Service share classes generated cumulative total returns, without sales charges, of 95.73%, 94.27%, 94.43%, 96.67%, and 95.41%, respectively. The Fund dramatically outperformed its benchmark, the S&P MidCap 400 Index, which generated a cumulative total return of 39.75%

Portfolio Composition

The Fund invests primarily in medium-sized growth companies with a market capitalization between $1 and $10 billion. We seek companies that generally fall into these categories: (1) high growth companies with dominant market share in a niche industry, (2) companies that are undergoing fundamental improvements in their business or long-term growth rates, (3) under-followed/under-recognized growth companies whose long-term prospects are under-appreciated by Wall Street analysts. We strive to purchase these companies at reasonable valuations, in order to capture the full benefits of their growth. During the reporting period this strategy produced extremely strong relative and absolute returns.

Portfolio Highlights

  Jabil Circuit, Inc. and Sanmina Corp. — Both companies are outsourcers who manufacture circuit board assemblies for rapidly growing technology companies such as Cisco, Lucent, Nortel and Motorola. Jabil and Sanmina generated outstanding results during the reporting period.

  Convergys Corp. — Convergys specializes in outsourced billing and customer marketing/support services. The company has established several long-term strategic alliances in the telecommunications industry.

  Harman International Industries, Inc. — Harman was up strongly during the period after it delivered several excellent earnings reports. The company, which manufactures high quality audio/video products (under the JBL and Infinity Brands, among others) has been focusing particular attention to all the elements of cash-flow generation, particularly inventory management. These changes have recently gained the attention of Wall Street.

  Burr Brown — During the reporting period we took profits in Burr Brown, a holding the Fund has owned since March. The firm’s stock rose sharply when it was announced that Texas Instruments would acquire the analog company.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Portfolio Outlook

While we neither make nor rely on economic forecasts to make investment decisions, we are generally bullish on the U.S. economy. Over the last decade, global communication has increased, resulting from significant technological advances as well as a generally peaceful world political environment. We believe that this trend, combined with favorable demographic trends, will benefit U.S. companies over the long term. More fundamentally, though, we continue to focus on the core business characteristics which provide a foundation for long-term growth, such as strength of franchise, quality of management, and free cash flow, along with favorable demographic trends. We believe that the enduring competitive advantage of the companies we own — based on the criteria mentioned above — will withstand even an uncertain market environment.

Goldman Sachs Equity Investment Team

New York
September 15, 2000

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

The Goldman Sachs Advantage

Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

Today, the firm’s Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse — and put this expertise to work in their individual portfolios.

What Sets Goldman Sachs Funds Apart?

Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.’s Global Investment Research Department.

In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

To learn more about the Goldman Sachs Funds, call your investment professional today.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Performance Summary
August 31, 2000

The following graph shows the value, as of August 31, 2000, of a $10,000 investment made on May 24, 1999 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Growth Opportunities Fund. For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s Midcap 400 Index with dividend reinvestment (“S&P Midcap 400 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional, and Service Shares will vary from Class A due to differences in fees and loads.

Growth Opportunities Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions reinvested May 24, 1999 to August 31, 2000.

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
S&P Midcap 400 Index
Class A
$18,741
$13,642
5/24/99
8/99
11/99
2/00
5/00
8/00

Average Annual Return through August 31, 2000	Since Inception	One Year

Class A (commenced May 24, 1999)
Excluding sales charges	70.94%	95.73%
Including sales charges	63.56%	84.96%

Class B (commenced May 24, 1999)
Excluding contingent deferred sales charges	70.59%	94.27%
Including contingent deferred sales charges	67.84%	89.18%

Class C (commenced May 24, 1999)
Excluding contingent deferred sales charges	69.66%	94.43%
Including contingent deferred sales charges	69.66%	93.42%

Institutional Class (commenced May 24, 1999)	71.58%	96.67%

Service Class (commenced May 24, 1999)	70.58%	95.41%

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Statement of Investments
August 31, 2000

Shares	Description	Value

Common Stocks – 94.2%

Banks – 1.9%
118,215	Charter One Financial, Inc.	$ 2,807,606
157,600	National Commerce Bancorp	3,043,650

		5,851,256

Chemicals – 2.5%
65,000	Cambrex Corp.	3,050,938
204,100	Sybron International Corp.*	4,643,275

		7,694,213

Clothing – 2.0%
46,700	Payless ShoeSource, Inc.*	2,492,613
178,900	The Limited, Inc.	3,578,000

		6,070,613

Computer Hardware – 2.1%
52,100	Pitney Bowes, Inc.	1,904,906
109,200	Symbol Technologies, Inc.	4,518,150

		6,423,056

Computer Software – 5.6%
100,400	Caminus Corp.*	1,694,250
36,600	CheckFree Corp.*	1,896,338
90,500	Intuit, Inc.*	5,418,687
78,100	PeopleSoft, Inc.*	2,518,725
49,600	Sabre Holdings Corp.	1,382,600
54,300	Symantec Corp.*	2,650,519
81,600	Witness Systems, Inc.*	1,621,800

		17,182,919

Construction – 1.6%
69,900	Martin Marietta Materials	2,796,000
103,700	Masco Corp.	2,022,150

		4,818,150

Consumer Durables – 2.6%
107,800	Ethan Allen Interiors, Inc.	2,903,862
65,800	Harman International Industries, Inc.	5,050,150

		7,954,012

Drugs – 1.6%
22,600	Forest Laboratories, Inc.*	2,211,975
13,500	MedImmune, Inc.*	1,135,688
11,100	Millennium Pharmaceuticals*	1,588,687

		4,936,350

Electrical Equipment – 10.7%
27,200	American Tower Corp.*	987,700
85,500	Amphenol Corp.*	5,472,000
12,700	Corvis Corp.*	1,318,419
124,300	Harris Corp.	3,736,769
69,200	Jabil Circuit, Inc.*	4,415,825
79,800	Manufacturers’ Services Ltd.*	2,034,900
29,600	McDATA Corp. Class B*	3,183,850
70,000	Millipore Corp.	4,261,250
42,700	Sanmina Corp.*	5,038,600

Shares	Description	Value

Common Stocks – (continued)

Electrical Equipment – (continued)
115,500	Western Multiplex Corp.*	$ 2,302,781

		32,752,094

Electrical Utilities – 1.8%
74,576	Dynegy, Inc.	3,355,920
88,200	NRG Energy, Inc.*	2,315,250

		5,671,170

Energy Resources – 3.7%
24,400	Apache Corp.	1,537,200
64,000	Burlington Resources, Inc.	2,516,000
58,500	Devon Energy Corp.	3,425,906
110,000	Louis Dreyfus Natural Gas Corp.*	3,822,500

		11,301,606

Fiber Optics – 0.3%
5,200	Avici Systems, Inc.*	779,025

Financial Services – 2.0%
209,200	Allied Capital Corp.	4,236,300
78,600	Comdisco, Inc.	1,886,400

		6,122,700

Food & Beverage – 1.1%
76,200	Keebler Foods Co.	3,490,913

Heavy Electrical – 0.8%
49,625	Molex, Inc.	2,620,820

Home Products – 2.3%
223,833	Energizer Holdings, Inc.*	4,420,702
110,500	Ralston Purina Group	2,500,062

		6,920,764

Hotels – 2.3%
186,100	Harrah’s Entertainment, Inc.*	5,280,588
50,000	MGM Mirage, Inc.	1,718,750

		6,999,338

Industrial Parts – 1.4%
93,200	American Standard Cos., Inc.*	4,316,325

Industrial Services – 3.6%
85,550	Cintas Corp.	3,555,672
146,500	ITT Educational Services, Inc.*	3,369,500
161,764	Pittston Brinks Group	2,517,452
53,600	Robert Half International, Inc.*	1,705,150

		11,147,774

Information Services – 9.6%
268,800	Cendant Corp.*	3,544,800
191,000	Ceridian Corp.*	4,619,812
90,700	Convergys Corp.*	3,548,638
82,800	Dyax Corp.*	2,898,000
83,200	Fiserv, Inc.*	4,508,400
165,700	SunGard Data Systems, Inc.*	5,965,200
153,400	Valassis Communications, Inc.*	4,429,425

		29,514,275

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Shares	Description	Value

Common Stocks – (continued)

Internet – 3.8%
37,000	DoubleClick, Inc.*	$ 1,505,437
23,480	E.piphany, Inc.*	2,441,920
140,800	Intertrust Technologies Corp.*	2,261,600
37,000	Interwoven, Inc.*	3,552,000
9,600	VeriSign, Inc.*	1,909,200

		11,670,157

Life Insurance – 2.4%
132,600	MetLife, Inc.*	3,223,838
106,400	Nationwide Financial Services, Inc.	4,242,700

		7,466,538

Media – 5.5%
32,100	Cablevision Systems Corp.*	2,158,725
94,700	Emmis Communications Corp.*	3,107,344
85,300	Entravision Communications Corp.*	1,690,006
281,500	Insight Communications, Inc.*	5,014,219
59,300	Univision Communications, Inc.*	2,616,612
82,000	Westwood One, Inc.*	2,280,625

		16,867,531

Medical Products – 1.6%
53,400	Bausch & Lomb, Inc.	1,909,050
56,100	deCODE GENETICS, Inc.*	1,549,763
100,000	Owens & Minor, Inc.	1,531,250

		4,990,063

Medical Providers – 1.4%
374,000	Hooper Holmes, Inc.	4,371,125

Oil Services – 2.3%
80,200	Nabors Industries, Inc.*	3,814,513
67,200	Weatherford International	3,154,200

		6,968,713

Property Insurance – 3.1%
88,500	Ambac Financial Group, Inc.	5,719,312
48,100	Loews Corp.	3,893,094

		9,612,406

Security/Asset Management – 1.4%
27,600	Legg Mason, Inc.	1,455,900
135,800	TD Waterhouse Group, Inc.*	2,749,950

		4,205,850

Semiconductors – 1.7%
38,600	Microchip Technology, Inc.*	2,627,212
30,300	Vitesse Semiconductor Corp.*	2,691,019

		5,318,231

Specialty Retail – 3.1%
61,800	99 Cents Only Stores*	2,777,137
57,900	Avnet, Inc.	3,466,762
65,500	Grainger W.W., Inc.	1,891,313

Shares	Description	Value

Common Stocks – (continued)

Specialty Retail – (continued)
21,300	RadioShack Corp.	$ 1,256,700

		9,391,912

Telephone – 3.5%
144,700	Broadwing, Inc.	4,042,556
145,600	CenturyTel, Inc.	4,195,100
145,900	Citizens Communications Co.*	2,379,994

		10,617,650

Wireless – 4.9%
167,100	Crown Castle International Corp.*	5,796,281
199,500	Dobson Communications Corp.*	4,301,719
88,900	Triton PCS Holdings, Inc.*	4,922,837

		15,020,837

TOTAL COMMON STOCKS
(Cost $248,471,799)		$289,068,386

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 6.3%

Joint Repurchase Agreement Account II ∧
$19,400,000	6.66%	09/01/2000	$ 19,400,000

TOTAL REPURCHASE AGREEMENT
(Cost $19,400,000)			$ 19,400,000

TOTAL INVESTMENTS
(Cost $267,871,799)			$308,468,386

*	Non-income producing security.

∧	Joint repurchase agreement was entered into on August 31, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Statement of Assets and Liabilities
August 31, 2000

Assets:

Investment in securities, at value (identified cost $267,871,799)	$308,468,386
Cash	17,249
Receivables:
Fund shares sold	9,068,660
Dividends and interest	117,368
Reimbursement from adviser	35,571
Other assets	96

Total assets	317,707,330

Liabilities:

Payables:
Investment securities purchased	10,073,030
Amounts owed to affiliates	359,252
Fund shares repurchased	185,320
Accrued expenses and other liabilities	79,621

Total liabilities	10,697,223

Net Assets:

Paid-in capital	258,972,261
Accumulated net realized gain on investment transactions	7,441,259
Net unrealized gain on investments	40,596,587

NET ASSETS	$307,010,107

Net asset value, offering and redemption price per share: (a)
Class A	$19.50
Class B	$19.45
Class C	$19.31
Institutional	$19.59
Service	$19.45

Shares outstanding:
Class A	9,651,763
Class B	2,162,947
Class C	1,389,118
Institutional	2,548,325
Service	153

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	15,752,306

(a)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $20.63. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Statement of Operations
For the Year Ended August 31, 2000

Investment income:

Dividends	$ 504,212
Interest	465,831

Total income	970,043

Expenses:

Management fees	1,102,761
Distribution and Service fees (a)	438,870
Transfer Agent fees (b)	187,096
Professional fees	48,433
Registration fees	46,759
Custodian fees	17,248
Trustee fees	7,508
Other	65,561

Total expenses	1,914,236

Less — expense reductions	(97,907)

Net expenses	1,816,329

NET INVESTMENT LOSS	(846,286)

Realized and unrealized gain on investment transactions:

Net realized gain from investment transactions	8,337,861
Net change in unrealized loss on investments	41,373,281

Net realized and unrealized gain on investments	49,711,142

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,864,856

(a)	Class A, Class B and Class C had Distribution and Service fees of $171,456, $164,373 and $103,041, respectively.
(b)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $130,303, $31,231, $19,578, $5,931 and $53, respectively.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Statement of Changes in Net Assets
For the Year Ended August 31, 2000

From operations:

Net investment loss	$ (846,286)
Net realized gain on investment transactions	8,337,861
Net change in unrealized loss on investments	41,373,281

Net increase in net assets resulting from operations	48,864,856

Distributions to shareholders:

From net investment income
Class A Shares	(1,699)
Class B Shares	(381)
Class C Shares	(280)
Institutional Shares	(2,161)
From net realized gain on investment transactions
Class A Shares	(264,562)
Class B Shares	(52,339)
Class C Shares	(26,174)
Institutional Shares	(129,481)
Service Shares	(35)

Total distributions to shareholders	(477,112)

From share transactions:

Proceeds from sales of shares	269,642,227
Reinvestment of dividends and distributions	470,028
Cost of shares repurchased	(25,694,467)

Net increase in net assets resulting from share transactions	244,417,788

TOTAL INCREASE	292,805,532

Net assets:

Beginning of year	$ 14,204,575

End of year	$307,010,107

Accumulated net investment loss	$ —

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Statement of Changes in Net Assets
For the Period Ended August 31, 1999 (a)
From operations:

Net investment income	$ 2,304
Net realized gain from investment transactions	422,322
Net change in unrealized loss on investments	(776,694)

Net decrease in net assets resulting from operations	(352,068)

From share transactions:

Proceeds from sales of shares	14,846,644
Cost of shares repurchased	(290,001)

Net increase in net assets resulting from share transactions	14,556,643

TOTAL INCREASE	14,204,575

Net assets:

Beginning of period	—

End of period	$14,204,575

Accumulated undistributed net investment income	$ 4,476

(a)	Commencement date of operations was May 24, 1999 for all share classes.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Notes to Financial Statements
August 31, 2000

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Growth Opportunities Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

        Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

D.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

E.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and 2.  SIGNIFICANT ACCOUNTING POLICIES (continued)

capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gains distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        At August 31, 2000, the aggregate cost of portfolio securities for federal income tax purposes is $268,041,676. Accordingly, the gross unrealized gain on investments was $47,622,180 and the gross unrealized loss on investments was $7,195,470 resulting in a net unrealized gain of $40,426,710.

F.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

        Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees.

G.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and place. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management (“GSAM”), a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.

        The adviser has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.11% (0.00% prior to May 1, 2000) of the average daily net assets of the Fund. For the year ended August 31, 2000, the adviser reimbursed approximately $90,000. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended August 31, 2000, custody fees were reduced by approximately $8,000.

        The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

        Goldman Sachs serves as the distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $1,218,000 for the year ended August 31, 2000.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Notes to Financial Statements (continued)
August 31, 2000

3. AGREEMENTS (continued)

        Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

        The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service Shares.

As of August 31, 2000, the amounts owed to affiliates were approximately $232,000, $88,000, and $39,000 for Management, Distribution and Service, and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments) for the year ended August 31, 2000, were $304,416,103 and $78,181,199, respectively.
For the year ended August 31, 2000, Goldman Sachs earned approximately $19,000 of brokerage commissions for portfolio transactions.

        Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund’s custodian bank an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund daily, depending on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

        The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s hedging strategies and potentially result in a loss. At August 31, 2000, there were no open futures contracts.

        Option Accounting Principles — When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

        Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
upon exercise will be increased by the premium originally paid. At August 31, 2000, there were no open written option contracts.

5. LINE OF CREDIT FACILITY

Effective May 31, 2000, the Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility.

Prior thereto, the Fund participated in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment. During the year ended August 31, 2000, the Fund did not have any borrowings under any of these facilities .

6. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

        At August 31, 2000, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $19,400,000 in principal amount. At August 31, 2000, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

Repurchase Agreements	Principal Amount	Interest Rate	Maturity Date	Amortized Cost	Maturity Value

ABN/AMRO, Inc.	$ 814,100,000	6.66%	09/01/2000	$ 814,100,000	$ 814,250,608

Banc of America Securities LLC	900,000,000	6.67	09/01/2000	900,000,000	900,166,750

Barclays Capital, Inc.	500,000,000	6.67	09/01/2000	500,000,000	500,092,639

Bear Stearns Companies, Inc.	300,000,000	6.67	09/01/2000	300,000,000	300,055,583

Chase Securities, Inc.	450,000,000	6.67	09/01/2000	450,000,000	450,083,375

Donaldson, Lufkin & Jenrette, Inc.	1,000,000,000	6.67	09/01/2000	1,000,000,000	1,000,185,278

J.P. Morgan & Co., Inc.	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

Morgan Stanley Dean Witter & Co.	750,000,000	6.65	09/01/2000	750,000,000	750,138,542

Morgan Stanley Dean Witter & Co.	300,000,000	6.60	09/01/2000	300,000,000	300,055,000

UBS Warburg LLC	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$6,614,100,000	$6,615,323,331

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Notes to Financial Statements (continued)
August 31, 2000

7. CHANGE IN INDEPENDENT ACCOUNTANTS

On October 26, 1999, the Board of Trustees of the Fund upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund’s independent accountants to PricewaterhouseCoopers LLP. For the period ended August 31, 1999, Arthur Andersen LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their report.

8. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, the Fund has reclassified $846,331 and $2 from accumulated net realized gain on investment transactions to accumulated net investment loss and paid-in capital, respectively. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of foreign currency, net operating losses and organization costs.

Goldman Sachs Trust — Growth Opportunities Fund — Tax Information (unaudited)

        For the year ended August 31, 2000, 2.47% of the dividends paid from net investment company taxable income by the Growth Opportunities Fund, qualify for the dividends received deduction available for corporations.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended August 31, 2000		For the Period Ended August 31, 1999 (a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	9,546,230	$163,309,769	837,654	$ 8,891,707
Reinvestment of dividends and distributions	18,793	263,625	—	—
Shares repurchased	(723,140)	(12,932,520)	(27,774)	(289,978)

	8,841,883	150,640,874	809,880	8,601,729

Class B Shares
Shares sold	2,216,674	36,648,725	51,071	529,423
Reinvestment of dividends and distributions	3,548	49,742	—	—
Shares repurchased	(108,346)	(1,884,792)	—	(2)

	2,111,876	34,813,675	51,071	529,421

Class C Shares
Shares sold	1,499,042	24,849,781	25,390	263,994
Reinvestment of dividends and distributions	1,796	24,984	—	—
Shares repurchased	(137,110)	(2,322,043)	—	(1)

	1,363,728	22,552,722	25,390	263,993

Institutional Shares
Shares sold	2,559,976	44,573,678	515,358	5,160,020
Reinvestment of dividends and distributions	9,403	131,642	—	—
Shares repurchased	(536,410)	(8,258,792)	(2)	(20)

	2,032,969	36,446,528	515,356	5,160,000

Service Shares
Shares sold	16,250	260,274	150	1,500
Reinvestment of dividends and distributions	3	35	—	—
Shares repurchased	(16,250)	(296,320)	—	—

	3	(36,011)	150	1,500

NET INCREASE	14,350,459	$244,417,788	1,401,847	$14,556,643

(a)	Commencement date of operations was May 24, 1999 for all share classes.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout each Period

	Net asset value, beginning of period	Income from investment operations			Total from investment operations	Distributions to shareholders
		Net investment income (loss)		Net realized and unrealized gain		From net realized gains

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	$10.13	$(0.11	) (c)	$9.71	$9.60	$(0.23)
2000 - Class B Shares	10.18	(0.24	) (c)	9.74	9.50	(0.23)
2000 - Class C Shares	10.10	(0.24	) (c)	9.68	9.44	(0.23)
2000 - Institutional Shares	10.13	(0.04	) (c)	9.73	9.69	(0.23)
2000 - Service Shares	10.12	(0.12	) (c)	9.68	9.56	(0.23)

FOR THE PERIOD ENDED AUGUST 31,

1999 - Class A Shares (commenced May 24)	10.00	(0.01	) (c)	0.14	0.13	—
1999 - Class B Shares (commenced May 24)	10.00	(0.03	) (c)	0.21	0.18	—
1999 - Class C Shares (commenced May 24)	10.00	(0.03	) (c)	0.13	0.10	—
1999 - Institutional Shares (commenced May 24)	10.00	0.01		0.12	0.13	—
1999 - Service Shares (commenced May 24)	10.00	—		0.12	0.12	—

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

							Ratios assuming no expense reductions
Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate

$19.50	95.73%	$188,199	1.52%		(0.64)%		1.61%		(0.73)%		73.35%
19.45	94.27	42,061	2.27		(1.38)		2.36		(1.47)		73.35
19.31	94.43	26,826	2.27		(1.38)		2.36		(1.47)		73.35
19.59	96.67	49,921	1.12		(0.23)		1.21		(0.32)		73.35
19.45	95.41	3	1.62		(0.69)		1.71		(0.78)		73.35

10.13	1.30	8,204	1.44	(b)	(0.27	) (b)	14.15	(b)	(12.98	) (b)	26.53
10.18	1.80	520	2.19	(b)	(1.04	) (b)	14.90	(b)	(13.75	) (b)	26.53
10.10	1.00	256	2.19	(b)	(1.12	) (b)	14.90	(b)	(13.83	) (b)	26.53
10.13	1.30	5,223	1.04	(b)	0.39	(b)	13.75	(b)	(12.32	) (b)	26.53
10.12	1.20	2	1.54	(b)	0.03	(b)	14.25	(b)	(12.68	) (b)	26.53

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Report of Independent Accountants

To the Shareholders and Board of Trustees of
Goldman Sachs Trust — Growth Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Growth Opportunities Fund (“the Fund”), one of the portfolios constituting Goldman Sachs Trust, at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the period ended August 31, 1999, were audited by other independent accountants whose report dated October 8, 1999 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2000

GOLDMAN SACHS FUND PROFILE

Goldman Sachs Growth Opportunities Fund

An Investment Idea for the Long Term

Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments.

Goldman Sachs Growth Opportunities Fund provides investors access to the benefits associated with equity investing. The Fund seeks long-term capital growth and growth of income, primarily through equity securities that, in management’s view, offer favorable capital appreciation and/or dividend-paying ability.

Target Your Needs

The Goldman Sachs Growth Opportunities Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within the Goldman Sachs Funds family without an additional charge.* (Please note: in general, greater returns are associated with greater risk.)

For More Information

To learn more about the Goldman Sachs Growth Opportunities Fund and other Goldman Sachs Funds, call your investment professional today.

*The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT   32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES
Ashok N. Bakhru, *Chairman*
David B. Ford
Douglas C. Grip
Patrick T. Harker
John P. McNulty
Mary P. McPherson
Alan A. Shuch
William H. Springer
Richard P. Strubel

OFFICERS
Douglas C. Grip, *President*
Jesse H. Cole, *Vice President*
James A. Fitzpatrick, *Vice President*
John M. Perlowski, *Treasurer*
Peter W. Fortner, *Assistant Treasurer*
Philip V. Giuca, Jr., *Assistant Treasurer*
Howard B. Surloff, *Secretary*
Amy E. Belanger, *Assistant Secretary*
Valerie A. Zondorak, *Assistant Secretary*

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Growth Opportunities Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

The Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund's returns consequently may be attributable to its investment in IPOs, which may have a magnified impact due to the Fund's small asset base. As the Fund's assets grow, it is probable that the effect of the Fund's investment in IPOs on its total returns may not be as significant.

Goldman, Sachs & Co. is the distributor of the Fund.

Copyright 2000 Goldman, Sachs & Co. All rights reserved. Date of first use: October 30, 2000 / 00-1383

GROPPAR / 15K / 10-00